UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                           Date of Report: May 7, 2003





                          McDERMOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA               1-8430               72-0593134
 (State or other jurisdiction        (Commission)         (IRS Employer
     of incorporation)                File No.)         Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                    70112-6050
   (Address of principal executive offices)                      (Zip Code)





Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------




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Item 9.  Regulation FD Disclosure

         On May 6, 2003, McDermott International, Inc. issued a press release announcing financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit
99.1 is incorporated herein by reference.

        Pursuant to SEC Release No. 33-8216, the information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item
12. Results of Operations and Financial Condition."







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                             McDERMOTT INTERNATIONAL INC.






                                             By:     /s/Thomas A. Henzler
                                                -------------------------------
                                                     Thomas A. Henzler
                                                     Vice President
                                                     and Corporate Controller





May 7, 2003